Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports All-Time Record Pre-Owned Unit Sales and Total Gross Profit

CHARLOTTE, N.C. – July 22, 2014 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported net income from continuing operations for the second quarter of 2014 of $27.1 million, or $0.51 per fully diluted share. Net income from continuing operations for the second quarter of 2013 was $8.7 million, or $0.16 per fully diluted share. Results for the second quarter of 2014 include a net pre-tax gain of approximately $5.9 million, or $0.07 per diluted share, related to a gain on disposal of franchises, partially offset by hail damage and legal settlement charges. Results for the second quarter of 2013 include a pre-tax charge of approximately $29.0 million, or $0.34 per diluted share, related to costs associated with retiring all of its outstanding 9.0% Senior Subordinated Notes due 2018 (the “9% Notes”).

Expenses attributable to Sonic’s stand-alone pre-owned store initiative were $3.2 million, or $0.04 per fully diluted share, in the second quarter of 2014 compared to $0.7 million, or $0.01 per fully diluted share, in the prior year quarter.

Q2 2014 Highlights:

•	New retail gross profit up 10.9% on a 3.4% increase in unit sales volume

•	New retail vehicle revenue up $83.5 million, or 7.0%

•	All-time record pre-owned sales of 28,514 units in Q2 2014

•	Pre-owned vehicle revenue up $64.9 million, or 12.0%

•	Pre-owned unit sales per store per month reached 100 units in May 2014 and 93 units for Q2 2014

•	All-time record quarterly fixed operations gross profit in Q2 2014 of $159.9 million, up $8.7 million, or 5.8%, over the prior year quarter

•	All-time record total gross profit in Q2 2014 of $346.9 million, up $23.1 million, or 7.1%, over the prior year quarter

B. Scott Smith, the Company’s President, noted, “We posted a solid performance in the second quarter growing the top-line and gross profit in every revenue category. We are also very excited about the kick-off of our One Sonic-One Experience initiative in our Charlotte market during the third quarter of 2014. This initiative, combined with our pre-owned store initiative which we plan to open in Denver, Colorado during the fourth quarter of 2014, is one of the cornerstones which will enable Sonic to rapidly grow in the future.”

Jeff Dyke, Sonic’s EVP of Operations, stated, “We had a fantastic quarter, achieving another significant milestone. In the month of May, we retailed 100 pre-owned vehicles per store per month. This was a goal we set for ourselves over three years ago and we know we can continue to build on this accomplishment. This sales velocity in our pre-owned business also fueled exceptional results in fixed operations as well as in our finance and insurance areas. These two areas delivered total gross profit of $237 million, another all-time record. Growth in these two areas generated an additional $16.2 million of gross profit in the second quarter of 2014.”

Second Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 76537422

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 76537422

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated earnings per share from continuing operations, expected expense impacts of our company’s stand-alone pre-owned store initiative, anticipated growth in new vehicle sales, and anticipated future success and impacts from the implementation of our planned customer experience and stand-alone pre-owned store initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2013. The Company does not undertake any obligation to update forward-looking information.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures (the “Adjusted” columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” columns) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Second Quarter Ended June 30, 2014				Second Quarter Ended June 30, 2013
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,283,231	$—		$1,283,231	$1,199,709	$—		$1,199,709
Fleet vehicles	15,546	—		15,546	47,452	—		47,452

Total new vehicles	1,298,777	—		1,298,777	1,247,161	—		1,247,161
Used vehicles	603,868	—		603,868	538,977	—		538,977
Wholesale vehicles	44,765	—		44,765	40,032	—		40,032

Total vehicles	1,947,410	—		1,947,410	1,826,170	—		1,826,170
Parts, service and collision repair	329,134	—		329,134	307,046	—		307,046
Finance, insurance and other, net	76,736	—		76,736	69,220	—		69,220

Total revenues	2,353,280	—		2,353,280	2,202,436	—		2,202,436
Gross profit	346,947	—		346,947	323,806	—		323,806
Selling, general and administrative expenses	(268,914)	(5,911	) (1)	(274,825)	(248,090)	—		(248,090)
Impairment charges	(4)			(4)	(36)	—		(36)
Depreciation and amortization	(14,431)	—		(14,431)	(13,144)	—		(13,144)

Operating income (loss)	63,598	(5,911)		57,687	62,536	—		62,536
Other income (expense):
Interest expense, floor plan	(4,846)	—		(4,846)	(5,591)	—		(5,591)
Interest expense, other, net	(13,865)	—		(13,865)	(14,390)	788	(2)	(13,602)
Other income (expense), net	3	—		3	(28,265)	28,235	(3)	(30)

Total other income (expense)	(18,708)	—		(18,708)	(48,246)	29,023		(19,223)

Income (loss) from continuing operations before taxes	44,890	(5,911)		38,979	14,290	29,023		43,313
Provision for income taxes - benefit (expense)	(17,829)	2,305		(15,524)	(5,573)	(11,319)		(16,892)

Income (loss) from continuing operations	27,061	(3,606)		23,455	8,717	17,704		26,421

Income (loss) from discontinued operations	(68)	—		(68)	199	—		199

Net income (loss)	$26,993	$(3,606)		$23,387	$8,916	$17,704		$26,620

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.51	$(0.07)		$0.44	$0.16	$0.34		$0.50
Earnings (loss) per share from discontinued operations	—	—		—	0.01	(0.01)		—

Earnings (loss) per common share	$0.51	$(0.07)		$0.44	$0.17	$0.33		$0.50

Weighted average common shares outstanding	52,930			52,930	52,942			52,942
Gross Margin Data (Continuing Operations):
New retail vehicles	5.8%			5.8%	5.5%			5.5%
Fleet vehicles	2.3%			2.3%	2.6%			2.6%
Total new vehicles	5.7%			5.7%	5.4%			5.4%
Used vehicles	6.2%			6.2%	7.0%			7.0%
Wholesale vehicles	(2.9%)			(2.9%)	(4.9%)			(4.9%)
Parts, service and collision repair	48.6%			48.6%	49.2%			49.2%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	14.7%			14.7%	14.7%			14.7%
SG&A Expenses (Continuing Operations):
Compensation (4)	$163,109				$149,528
Advertising	13,864				13,718
Rent (5)	18,643				18,421
Other (6)	73,298				66,423

Total SG&A expenses	$268,914	$5,911		$274,825	$248,090	$—		$248,090
SG&A expenses as % of gross profit	77.5%			79.2%	76.6%			76.6%
Operating Margin %	2.7%			2.5%	2.8%			2.8%

Unit Data (Continuing Operations):
New retail units	34,847				33,685
Fleet units	558				1,717

Total new units	35,405				35,402
Used units	28,514				26,599
Wholesale units	7,738				7,257

(1)	Represents gain on disposal of dealerships, loss from hail damage and legal expenses.
(2)	Represents double-carry interest on 9.0% Notes.
(3)	Represents loss on extinguishment of 9.0% Notes.
(4)	Included in SG&A Compensation expense are amounts attributable to Sonic’s stand-alone pre-owned store initiative of $1.2 million and $0.6 million in the second quarter of 2014 and 2013, respectively.
(5)	Included in SG&A Rent expense is an amount attributable to Sonic’s stand-alone pre-owned store initiative of $0.1 million in the second quarter of 2014.
(6)	Included in SG&A Other expense are amounts attributable to Sonic’s stand-alone pre-owned store initiative of $1.9 million and $0.1 million in the second quarter of 2014 and 2013, respectively.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

	Six Months Ended June 30, 2014				Six Months Ended June 30, 2013
	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$2,395,521	$—		$2,395,521	$2,300,818	$—		$2,300,818
Fleet vehicles	49,876	—		49,876	89,399	—		89,399

Total new vehicles	2,445,397	—		2,445,397	2,390,217	—		2,390,217
Used vehicles	1,163,684	—		1,163,684	1,065,158	—		1,065,158
Wholesale vehicles	86,363	—		86,363	91,825	—		91,825

Total vehicles	3,695,444	—		3,695,444	3,547,200	—		3,547,200
Parts, service and collision repair	647,905	—		647,905	603,689	—		603,689
Finance, insurance and other, net	146,317	—		146,317	134,714	—		134,714

Total revenues	4,489,666	—		4,489,666	4,285,603	—		4,285,603
Gross profit	675,947	—		675,947	636,826	—		636,826
Selling, general and administrative expenses	(532,887)	(5,911	) (1)	(538,798)	(493,914)	—		(493,914)
Impairment charges	(7)	—		(7)	(51)	—		(51)
Depreciation and amortization	(28,812)	—		(28,812)	(25,278)	—		(25,278)

Operating income (loss)	114,241	(5,911)		108,330	117,583	—		117,583
Other income (expense):
Interest expense, floor plan	(9,535)	—		(9,535)	(10,804)	—		(10,804)
Interest expense, other, net	(27,683)	—		(27,683)	(28,749)	788	(2)	(27,961)
Other income (expense), net	100	—		100	(28,170)	28,235	(3)	65

Total other income (expense)	(37,118)	—		(37,118)	(67,723)	29,023		(38,700)

Income (loss) from continuing operations before taxes	77,123	(5,911)		71,212	49,860	29,023		78,883
Provision for income taxes - benefit (expense)	(30,078)	2,305		(27,773)	(19,445)	(11,319)		(30,764)

Income (loss) from continuing operations	47,045	(3,606)		43,439	30,415	17,704		48,119

Income (loss) from discontinued operations	(666)	—		(666)	(208)	—		(208)

Net income (loss)	$46,379	$(3,606)		$42,773	$30,207	$17,704		$47,911

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.89	$(0.07)		$0.82	$0.57	$0.33		$0.90
Earnings (loss) per share from discontinued operations	(0.02)	0.01		(0.01)	—	—		—

Earnings (loss) per common share	$0.87	$(0.06)		$0.81	$0.57	$0.33		$0.90

Weighted average common shares outstanding	52,938			52,938	52,937			52,937

Gross Margin Data (Continuing Operations):
New retail vehicles	5.8%			5.8%	5.7%			5.7%
Fleet vehicles	2.5%			2.5%	2.8%			2.8%
Total new vehicles	5.8%			5.8%	5.6%			5.6%
Used vehicles	6.7%			6.7%	7.1%			7.1%
Wholesale vehicles	(1.6%)			(1.6%)	(3.4%)			(3.4%)
Parts, service and collision repair	48.2%			48.2%	48.9%			48.9%
Finance, insurance and other	100.0%			100.0%	100.0%			100.0%
Overall gross margin	15.1%			15.1%	14.9%			14.9%

SG&A Expenses (Continuing Operations):
Compensation (4)	$320,263				$298,108
Advertising	27,982				27,150
Rent (5)	37,178				37,444
Other (6)	147,464				131,212

Total SG&A expenses	$532,887	$5,911		$538,798	$493,914	$—		$493,914
SG&A expenses as % of gross profit	78.8%			79.7%	77.6%			77.6%
Operating Margin %	2.5%			2.4%	2.7%			2.7%

Unit Data (Continuing Operations):
New retail units	64,876				64,275
Fleet units	1,660				3,210

Total new units	66,536				67,485
Used units	56,171				53,068
Wholesale units	15,118				15,650

(1)	Represents gain on disposal of dealerships, loss from hail damage and legal expenses.
(2)	Represents double-carry interest on 9.0% Notes.
(3)	Represents loss on extinguishment of 9.0% Notes.
(4)	Included in SG&A Compensation expense are amounts attributable to Sonic’s stand-alone pre-owned store initiative of $2.7 million and $1.1 million in the six months ended June 30, 2014 and 2013, respectively.
(5)	Included in SG&A Rent expense is an amount attributable to Sonic’s stand-alone pre-owned store initiative of $0.1 million in the six months ended June 30, 2014.
(6)	Included in SG&A Other expense are amounts attributable to Sonic’s stand-alone pre-owned store initiative of $2.2 million and $0.4 million in the six months ended June 30, 2014 and 2013, respectively.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Second Quarter Ended June 30, 2014
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Average		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Shares	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,514	$27,061		$(68)		$26,993
Effect of participating securities:
Non-vested restricted stock and stock units		(87)		—		(87)

Basic earnings (loss) and shares	52,514	$26,974	$0.51	$(68)	$—	$26,906	$0.51
Effect of dilutive securities:
Stock compensation plans	416

Diluted earnings (loss) and shares	52,930	$26,974	$0.51	$(68)	$—	$26,906	$0.51

Adjustments (net of tax):
Hail and legal		$840	$0.01	$—	$—	$840	$0.01
Gain on disposal of franchises		(4,446)	(0.08)	—	—	(4,446)	(0.08)

Total adjustments		$(3,606)	$(0.07)	$—	$—	$(3,606)	$(0.07)
Adjusted:

Diluted earnings (loss) per share (1)			$0.44		$—		$0.44

(1)	Expenses attributable to Sonic’s stand-alone pre-owned store initiative were $0.04 per fully diluted share in the second quarter of 2014.

	Second Quarter Ended June 30, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,597	$8,717		$199		$8,916
Effect of participating securities:
Non-vested restricted stock and stock units		(63)		—		(63)

Basic earnings (loss) and shares	52,597	$8,654	$0.16	$199	$0.01	$8,853	$0.17
Effect of dilutive securities:
Stock compensation plans	345

Diluted earnings (loss) and shares	52,942	$8,654	$0.16	$199	$0.01	$8,853	$0.17

Adjustments (net of tax):
Double-carry interest		$481	$0.01	$—	$—	$481	$0.01
Debt extinguishment charges		17,223	0.33	—	—	17,223	0.33
Effect of two-class method & rounding		(129)	—	—	(0.01)	(129)	(0.01)

Total adjustments		$17,575	$0.34	$—	$(0.01)	$17,575	$0.33
Adjusted:

Diluted earnings (loss) per share (2)			$0.50		$—		$0.50

(2)	Expenses attributable to Sonic’s stand-alone pre-owned store initiative were $0.01 per fully diluted share in the second quarter of 2013.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Six Months Ended June 30, 2014
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,466	$47,045		$(666)		$46,379
Effect of participating securities:
Non-vested restricted stock and stock units		(151)		—		(151)

Basic earnings (loss) and shares	52,466	$46,894	$0.89	$(666)	$(0.01)	$46,228	$0.88
Effect of dilutive securities:
Stock compensation plans	472

Diluted earnings (loss) and shares	52,938	$46,894	$0.89	$(666)	$(0.02)	$46,228	$0.87

Adjustments (net of tax):
Hail and legal		$840	$0.01	$—	$—	$840	$0.01
Gain on disposal of franchises		(4,446)	(0.08)	—	—	(4,446)	(0.08)
Effect of two-class method & rounding		12	—	—	0.01	12	0.01

Total adjustments		$(3,594)	$(0.07)	$—	$0.01	$(3,594)	$(0.06)
Adjusted:

Diluted earnings (loss) per share (3)			$0.82		$(0.01)		$0.81

(3)	Expenses attributable to Sonic’s stand-alone pre-owned store initiative were $0.05 per fully diluted share in the six months ended June 30, 2014.

	Six Months Ended June 30, 2013
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	52,591	$30,415		$(208)		$30,207
Effect of participating securities:
Non-vested restricted stock and stock units		(229)		—		(229)

Basic earnings (loss) and shares	52,591	$30,186	$0.57	$(208)	$—	$29,978	$0.57
Effect of dilutive securities:
Stock compensation plans	346

Diluted earnings (loss) and shares	52,937	$30,186	$0.57	$(208)	$—	$29,978	$0.57

Adjustments (net of tax):
Double-carry interest		$481	$0.01	$—	$—	$481	$0.01
Debt extinguishment charges		17,223	0.33	—	—	17,223	0.33
Effect of two-class method & rounding		(129)	(0.01)	—	—	(129)	(0.01)

Total adjustments		$17,575	$0.33	$—	$—	$17,575	$0.33

Adjusted:

Diluted earnings (loss) per share (4)			$0.90		$—		$0.90

(4)	Expenses attributable to Sonic’s stand-alone pre-owned store initiative were $0.02 per fully diluted share in the six months ended June 30, 2013.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,298,777	$1,247,161	$51,616	4.1%
Gross profit	$74,193	$67,790	$6,403	9.4%
Unit sales	35,405	35,402	3	0.0%
Revenue per unit	$36,683	$35,229	$1,454	4.1%
Gross profit per unit	$2,096	$1,915	$181	9.5%
Gross profit as a % of revenue	5.7%	5.4%	30	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$2,445,397	$2,390,217	$55,180	2.3%
Gross profit	$140,866	$134,259	$6,607	4.9%
Unit sales	66,536	67,485	(949)	(1.4%)
Revenue per unit	$36,753	$35,418	$1,335	3.8%
Gross profit per unit	$2,117	$1,989	$128	6.4%
Gross profit as a % of revenue	5.8%	5.6%	20	bps

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,263,004	$1,235,935	$27,069	2.2%
Gross profit	$72,025	$67,142	$4,883	7.3%
Unit sales	34,713	35,164	(451)	(1.3%)
Revenue per unit	$36,384	$35,148	$1,236	3.5%
Gross profit per unit	$2,075	$1,909	$166	8.7%
Gross profit as a % of revenue	5.7%	5.4%	30	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$2,382,051	$2,367,467	$14,584	0.6%
Gross profit	$136,613	$132,604	$4,009	3.0%
Unit sales	65,306	66,983	(1,677)	(2.5%)
Revenue per unit	$36,475	$35,344	$1,131	3.2%
Gross profit per unit	$2,092	$1,980	$112	5.7%
Gross profit as a % of revenue	5.7%	5.6%	10	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$603,868	$538,977	$64,891	12.0%
Gross profit	$37,473	$37,609	$(136)	(0.4%)
Unit sales	28,514	26,599	1,915	7.2%
Revenue per unit	$21,178	$20,263	$915	4.5%
Gross profit per unit	$1,314	$1,414	$(100)	(7.1%)
Gross profit as a % of revenue	6.2%	7.0%	(80)	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,163,684	$1,065,158	$98,526	9.2%
Gross profit	$78,167	$75,639	$2,528	3.3%
Unit sales	56,171	53,068	3,103	5.8%
Revenue per unit	$20,717	$20,072	$645	3.2%
Gross profit per unit	$1,392	$1,425	$(33)	(2.3%)
Gross profit as a % of revenue	6.7%	7.1%	(40)	bps

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$582,386	$530,567	$51,819	9.8%
Gross profit	$36,675	$37,711	$(1,036)	(2.7%)
Unit sales	27,617	26,226	1,391	5.3%
Revenue per unit	$21,088	$20,231	$857	4.2%
Gross profit per unit	$1,328	$1,438	$(110)	(7.6%)
Gross profit as a % of revenue	6.3%	7.1%	(80)	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,122,929	$1,047,365	$75,564	7.2%
Gross profit	$76,093	$74,435	$1,658	2.2%
Unit sales	54,458	52,292	2,166	4.1%
Revenue per unit	$20,620	$20,029	$591	3.0%
Gross profit per unit	$1,397	$1,423	$(26)	(1.8%)
Gross profit as a % of revenue	6.8%	7.1%	(30)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$44,765	$40,032	$4,733	11.8%
Gross profit (loss)	$(1,314)	$(1,943)	$629	32.4%
Unit sales	7,738	7,257	481	6.6%
Revenue per unit	$5,785	$5,516	$269	4.9%
Gross profit (loss) per unit	$(170)	$(268)	$98	36.6%
Gross profit (loss) as a % of revenue	(2.9%)	(4.9%)	200	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$86,363	$91,825	$(5,462)	(5.9%)
Gross profit (loss)	$(1,409)	$(3,145)	$1,736	55.2%
Unit sales	15,118	15,650	(532)	(3.4%)
Revenue per unit	$5,713	$5,867	$(154)	(2.6%)
Gross profit (loss) per unit	$(93)	$(201)	$108	53.7%
Gross profit (loss) as a % of revenue	(1.6%)	(3.4%)	180	bps

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$43,638	$39,729	$3,909	9.8%
Gross profit (loss)	$(1,275)	$(1,872)	$597	31.9%
Unit sales	7,573	7,195	378	5.3%
Revenue per unit	$5,762	$5,522	$240	4.3%
Gross profit (loss) per unit	$(168)	$(260)	$92	35.4%
Gross profit (loss) as a % of revenue	(2.9%)	(4.7%)	180	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$83,949	$90,646	$(6,697)	(7.4%)
Gross profit (loss)	$(1,247)	$(2,995)	$1,748	58.4%
Unit sales	14,804	15,497	(693)	(4.5%)
Revenue per unit	$5,671	$5,849	$(178)	(3.0%)
Gross profit (loss) per unit	$(84)	$(193)	$109	56.5%
Gross profit (loss) as a % of revenue	(1.5%)	(3.3%)	180	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$145,040	$136,343	$8,697	6.4%
Warranty	47,050	47,270	(220)	(0.5%)
Wholesale parts	47,145	40,982	6,163	15.0%
Internal, sublet and other	89,899	82,451	7,448	9.0%

Total	$329,134	$307,046	$22,088	7.2%

Gross profit
Customer pay	$79,606	$75,166	$4,440	5.9%
Warranty	25,671	26,388	(717)	(2.7%)
Wholesale parts	8,308	7,658	650	8.5%
Internal, sublet and other	46,274	41,918	4,356	10.4%

Total	$159,859	$151,130	$8,729	5.8%

Gross profit as a % of revenue
Customer pay	54.9%	55.1%	(20)	bps
Warranty	54.6%	55.8%	(120)	bps
Wholesale parts	17.6%	18.7%	(110)	bps
Internal, sublet and other	51.5%	50.8%	70	bps

Total	48.6%	49.2%	(60)	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$286,162	$270,146	$16,016	5.9%
Warranty	93,641	92,084	1,557	1.7%
Wholesale parts	95,089	81,520	13,569	16.6%
Internal, sublet and other	173,013	159,939	13,074	8.2%

Total	$647,905	$603,689	$44,216	7.3%

Gross profit
Customer pay	$157,605	$149,282	$8,323	5.6%
Warranty	50,909	50,283	626	1.2%
Wholesale parts	16,469	15,277	1,192	7.8%
Internal, sublet and other	87,023	80,517	6,506	8.1%

Total	$312,006	$295,359	$16,647	5.6%

Gross profit as a % of revenue
Customer pay	55.1%	55.3%	(20)	bps
Warranty	54.4%	54.6%	(20)	bps
Wholesale parts	17.3%	18.7%	(140)	bps
Internal, sublet and other	50.3%	50.3%	0	bps

Total	48.2%	48.9%	(70)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$138,668	$134,870	$3,798	2.8%
Warranty	45,184	46,542	(1,358)	(2.9%)
Wholesale parts	45,704	40,819	4,885	12.0%
Internal, sublet and other	87,173	81,519	5,654	6.9%

Total	$316,729	$303,750	$12,979	4.3%

Gross profit
Customer pay	$76,361	$74,408	$1,953	2.6%
Warranty	24,665	25,989	(1,324)	(5.1%)
Wholesale parts	7,832	7,632	200	2.6%
Internal, sublet and other	44,711	41,350	3,361	8.1%

Total	$153,569	$149,379	$4,190	2.8%

Gross profit as a % of revenue
Customer pay	55.1%	55.2%	(10)	bps
Warranty	54.6%	55.8%	(120)	bps
Wholesale parts	17.1%	18.7%	(160)	bps
Internal, sublet and other	51.3%	50.7%	60	bps

Total	48.5%	49.2%	(70)	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$273,161	$266,837	$6,324	2.4%
Warranty	89,781	90,570	(789)	(0.9%)
Wholesale parts	92,110	81,212	10,898	13.4%
Internal, sublet and other	167,946	157,956	9,990	6.3%

Total	$622,998	$596,575	$26,423	4.4%

Gross profit
Customer pay	$150,941	$147,661	$3,280	2.2%
Warranty	48,828	49,745	(917)	(1.8%)
Wholesale parts	15,622	15,230	392	2.6%
Internal, sublet and other	84,046	79,278	4,768	6.0%

Total	$299,437	$291,914	$7,523	2.6%

Gross profit as a % of revenue
Customer pay	55.3%	55.3%	0	bps
Warranty	54.4%	54.9%	(50)	bps
Wholesale parts	17.0%	18.8%	(180)	bps
Internal, sublet and other	50.0%	50.2%	(20)	bps

Total	48.1%	48.9%	(80)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$76,736	$69,220	$7,516	10.9%
Gross profit per retail unit (excludes fleet)	$1,211	$1,148	$63	5.5%

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$146,317	$134,714	$11,603	8.6%
Gross profit per retail unit (excludes fleet)	$1,209	$1,148	$61	5.3%

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$74,916	$68,765	$6,151	8.9%
Gross profit per retail unit (excludes fleet)	$1,213	$1,152	$61	5.3%

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$142,847	$133,826	$9,021	6.7%
Gross profit per retail unit (excludes fleet)	$1,210	$1,153	$57	4.9%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Second Quarter Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Compensation	$163,109	$149,528	$(13,581)	(9.1%)
Advertising	13,864	13,718	(146)	(1.1%)
Rent	18,643	18,421	(222)	(1.2%)
Other	73,298	66,423	(6,875)	(10.4%)

Total	$268,914	$248,090	$(20,824)	(8.4%)

SG&A expenses as a % of gross profit
Compensation	47.0%	46.2%	(80)	bps
Advertising	4.0%	4.2%	20	bps
Rent	5.4%	5.7%	30	bps
Other	21.1%	20.5%	(60)	bps

Total	77.5%	76.6%	(90)	bps

	Six Months Ended June 30,		Better / (Worse)
	2014	2013	Change	% Change
	(In thousands)
Compensation	$320,263	$298,108	$(22,155)	(7.4%)
Advertising	27,982	27,150	(832)	(3.1%)
Rent	37,178	37,444	266	0.7%
Other	147,464	131,212	(16,252)	(12.4%)

Total	$532,887	$493,914	$(38,973)	(7.9%)

SG&A expenses as a % of gross profit
Compensation	47.4%	46.8%	(60)	bps
Advertising	4.1%	4.3%	20	bps
Rent	5.5%	5.9%	40	bps
Other	21.8%	20.6%	(120)	bps

Total	78.8%	77.6%	(120)	bps